FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of June 10, 2021 is entered into by and among Bird US Opco, LLC (the “Borrower”), Bird US Holdco, LLC (the “Holdco Guarantor”), MidCap Financial Trust, in its capacity as Administrative Agent (the “Administrative Agent”) and each of the lenders party hereto (the “Lenders”). W I T N E S S E T H WHEREAS, the parties hereto have previously entered into that certain Loan and Security Agreement dated as of April 27, 2021 (the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, restated, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain Credit Extensions to the Borrower; WHEREAS, the parties hereto have agreed to make certain changes to the Existing Credit Agreement in accordance with Section 14.01(a) of the Existing Credit Agreement on and subject to the terms and conditions set forth herein; and NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Existing Credit Agreement. 2. Amendment. (a) Section 2.02(a) of the Existing Credit Agreement is hereby replaced in its entirety with the following: “On the terms and subject to the conditions hereinafter set forth, each Loan hereunder shall be made on a Business Day upon the Borrower’s prior written request to the Administrative Agent (who shall promptly provide to each Lender) in the form of a Loan Request attached hereto as Exhibit A. Each such request for a Loan shall be made no later than 2:00 p.m. (New York City time) on the date that is two (2) Business Days prior to the date such requested Loan is to be made (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and shall specify the amount of the Loan(s) requested (which shall be in an amount not less than $2,000,000 and shall be an integral multiple of $100,000 in excess thereof, or shall be in such lower amount as requested by the Borrower and agreed to by the Administrative Agent in its sole discretion). On the date of each Loan specified in the applicable Loan Request, the Lenders shall, upon satisfaction of the applicable conditions set forth in Article VI and pursuant to the other conditions set forth in this Article II, make available to the Borrower in same day funds an aggregate amount equal to the amount of such Loans requested. All Loan proceeds shall be deposited to the Collection Account and may be distributed by the Borrower to the Holdco Guarantor and by the Holdco Guarantor to the Parent to pay the purchase price of the Scooters (or reimburse the Parent for the same) identified in the related Loan Request to be purchased with the proceeds of such Loan(s) pursuant to the Contribution Agreements.” EXECUTION VERSION 1

(b) Section 14.03(h) of the Existing Credit Agreement is hereby replaced in its entirety with the following: “Pledge to Secure Obligations of Lender. Notwithstanding anything to the contrary set forth herein, any Lender or any of their respective Affiliates may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement and any other Transaction Document to secure obligations of such Lender to any Person providing any extension of credit or financial arrangement to or for the account of such Lender or any of its Affiliates and any agent, trustee, or representative of such Person (without notice to or the consent of the Credit Parties, any other Lender, or the Administrative Agent); provided, that no such pledge shall relieve such Lender of its obligations under this Agreement or substitute any such pledgee for such Lender as a party hereto.” 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to (a) the Administrative Agent having received counterparts of this Amendment executed by the Lenders, the Borrower, and the Guarantor; and (b) on the date of this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing. 4. No Other Changes. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Existing Credit Agreement or any other Transaction Document. 5. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. 6. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflicts of law provisions thereof). [Signatures Follow on Next Page] 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. BIRD US OPCO, LLC, as Borrower By: /s/ Yibo Ling Name: Yibo Ling Title: Chief Financial Officer BIRD US HOLDCO,LLC, as Holdco Guarantor By: /s/ Yibo Ling Name: Yibo Ling Title: Chief Financial Officer [Signature Page to Amendment]

MidCap Financial Trust , as Administrative Agent By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory MidCap Financial Trust , as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory [Signature Page to Amendment]

MIDCAP FUNDING V TRUST, as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory [Signature Page to Amendment]

APOLLO INVESTMENT CORPORATION, as a Lender By: Apollo Investment Management, L.P., its Investment Adviser By: ACC Management, LLC, its General Partner By: /s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President [Signature Page to Amendment]